Confidential treatment has been sought for portions of this document marked with "*" and such portions have been separately filed with the SEC.


                                                                EXHIBIT 10.17(a)

                                   BOULLIOUN
                         AIRCRAFT HOLDING COMPANY, INC.



May 15, 1997



Frontier Airlines, Inc.
12039 E. 46th Avenue, Suite 200
Denver, Colorado  80239

Attention:     Mr. Arthur T. Voss
               Vice President-Administration and General Counsel

Re:  Amendment No. 1 to Aircraft Lease Agreement (MSN 28662)
     -------------------------------------------------------

Dear Sir or Madam:

Reference is hereby made to that certain Aircraft Lease Agreement (MSN 28662), dated as of December 12, 1996 (the "Lease Agreement"), between Boullioun Aircraft Holding Company, Inc. ("Lessor") and Frontier Airlines, Inc. ("Lessee"). Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Lease Agreement.

Lessor and Lessee hereby agree that Section 4 of Schedule 2 to the Lease Agreement is deleted in its entirety and replaced by Attachment 1 hereto.

Other than as amended as set forth herein, the Lease Agreement shall remain in full force and effect.

Lessor and Lessee hereby agree that this letter agreement shall be an "Operative Document" for all purposes of the Lease Agreement.

Frontier Airlines, Inc.
May 15, 1997
Page 2


If the foregoing is acceptable to you, please indicate by signing and returning a copy of this letter to Thomas O. Kaluza before 5:00 p.m. (Seattle time) on May 21, 1997.

BOULLIOUN AIRCRAFT HOLDING COMPANY, INC.

By:   /s/
   ---------------------------------------------------------
     Title:  Senior Vice President, Marketing

The foregoing is hereby accepted and agreed to this 20th day of May, 1997.

FRONTIER AIRLINES, INC.

By:    /s/  Arthur T. Voss
   ---------------------------------------------------------
     Title:  Vice President

                  CONFIDENTIAL TREATMENT SOUGHT FOR PORTIONS
                         OF DOCUMENT MARKED WITH " * "

                                                                    Attachment 1
                                                                     (MSN 28662)



     SECTION 4.   TERMINATION OF LEASE PRIOR TO DELIVERY.

             4.1  TERMINATION TRIGGERS.

          If any one or more of the following is true, then Lessor may, at its sole option, terminate the Lease Agreement and the other Operative Documents by notice to Lessee:

          4.1.1 A Default shall have occurred at any time (even if not then continuing).

          4.1.2   [Intentionally left blank]

          4.1.3   [Intentionally left blank]

          4.1.4   [Intentionally left blank]

          4.1.5   [Intentionally left blank]

          4.1.6   [Intentionally left blank]

          4.1.7   [Intentionally left blank]

          *

     4.2  EFFECT OF TERMINATION.

     If Lessor does so terminate the Lease Agreement and the other Operative Documents, neither Lessor nor Lessee shall have any further rights or obligations thereunder and Lessor shall return all but US$125,000 of the Security Deposit then held by Lessor (and Lessor shall retain such US$125,000 for its own benefit and without any claim thereon by Lessee).

     4.3  COOPERATION.

     Lessee shall cooperate with Lessor, and will provide to Lessor such information as may be requested by Lessor, to allow Lessor to determine as soon as practicable whether any of the circumstances set forth in Section 4.1 of this
Schedule 2 has occurred. Lessee acknowledges and agrees that Lessor may make such determination on the basis of the information available to it from time to time.



#127532.02